Exhibit 13(b)

APPENDIX A TO AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
Small Cap Value	Institutional	0%	0%
Equity Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%
	BlackRock	0%	.25%

Small Cap Growth	Institutional	0%	0%
Equity Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Investment Trust	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Index Equity	Institutional	0%	0%
Portfolio	Service Investor A	0% 0%	.15% .15%
	Investor B	.75%	.15%
	Investor C	.75%	.15%

Asset Allocation	Institutional	0%	0%
Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Low Duration	Institutional	0%	0%
Bond Portfolio	BlackRock Service	0% 0%	0% .25%
	Investor A	0%	.25%
	Investor A1	0%	.10%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor B2	.30%	.10%
	Investor C	.75%	.25%
	Investor C1	.55%	.25%
	Investor C2	.30%	.10%
	R	.25%	.25%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
Intermediate	Institutional	0%	0%
Bond Portfolio II	BlackRock Service	0% 0%	0% .25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Intermediate	Institutional	0%	0%
Government Bond	Service	0%	.25%
Portfolio	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Government Income	Institutional	0%	0%
Portfolio	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor C	75%	.25%
	Investor C1	.55%	.25%
	R	.25%	.25%

Total Return Portfolio II	Institutional BlackRock	0% 0%	0% 0%
	Service Investor A	0% 0%	.25% .25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Managed Income	Institutional	0%	0%
Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

International	Institutional	0%	0%
Bond Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%
	BlackRock	0%	0%

AMT-Free Municipal	Institutional	0%	0%
Bond Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	BlackRock	0%	0%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
Ohio Tax-Free	Institutional	0%	0%
Income Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

Money Market	Institutional	0%	0%
Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	Hilliard Lyons	.10%	.25%

Municipal Money	Institutional	0%	0%
Market Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	Hilliard Lyons	.10%	.25%

U.S. Treasury	Institutional	0%	0%
Money Market	Service	0%	.25%
Portfolio	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

Ohio Municipal	Institutional	0%	0%
Money Market	Service	0%	.25%
Portfolio	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

Pennsylvania	Institutional	0%	0%
Municipal Money	Service	0%	.25%
Market Portfolio	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

North Carolina	Institutional	0%	0%
Municipal	Service	0%	.25%
Money Market	Investor A	0%	.25%
Portfolio	Investor B	.75%	.25%
	Investor C	.75%	.25%

New Jersey	Institutional	0%	0%
Municipal	Service	0%	.25%
Money Market	Investor A	0%	.25%
Portfolio	Investor B	.75%	.25%
	Investor C	.75%	.25%

Virginia	Institutional	0%	0%
Municipal	Service	0%	.25%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
Money Market	Investor A	0%	.25%
Portfolio	Investor B	.75%	.25%
	Investor C	.75%	.25%

Mid-Cap Growth	Institutional	0%	0%
Equity Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Mid-Cap Value	Institutional	0%	0%
Equity Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

International	Institutional	0%	0%
Opportunities Portfolio	Service Investor A	0% 0%	.25% .25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

U.S.	Institutional	0%	0%
Opportunities Portfolio	Service Investor A	0% 0%	.25% .25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

GNMA Portfolio	Institutional	0%	0%
	BlackRock Service	0% 0%	0% .25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Delaware Tax-Free	Institutional	0%	0%
Income	Service	0%	.25%
Portfolio	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

Kentucky Tax-Free	Institutional	0%	0%
Income Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

High Yield	Institutional	0%	0%
Bond Portfolio	BlackRock	0%	0%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor C	75%	.25%
	Investor C1	.55%	.25%
	R	.25%	.25%

BlackRock	Institutional	0%	0%
Strategic Portfolio I

Global Science and	Institutional	0%	0%
Technology	Service	0%	.25%
Opportunities	Investor A	0%	.25%
Portfolio	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Core Equity	Institutional	0%	0%
Portfolio

Total Return	Institutional	0%	0%
Portfolio	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Small Cap Core	Institutional	0%	0%
Equity Portfolio	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Enhanced Income	Institutional	0%	0%
Portfolio	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	R	.25%	.25%

Intermediate	Institutional	0%	0%
Bond Portfolio	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Inflation	Institutional	0%	0%
Protected Bond	BlackRock	0%	0%
Portfolio	Service	0%	.25%
	Investor A	0%	.25%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Exchange Portfolio	BlackRock	0%	0%

Small/Mid-Cap Growth Portfolio	Institutional Service Investor A Investor B Investor C	0% 0% 0% .75% .75%	0% .25% .25% .25% .25%
	R	.25%	.25%

Aurora Portfolio	Institutional Service Investor A Investor B Investor C	0% 0% 0% .75% .75%	0% .25% .25% .25% .25%
	R	.25%	.25%

Legacy Portfolio	Institutional Service Investor A Investor B Investor C	0% 0% 0% .75% .75%	0% .25% .25% .25% .25%
	R	.25%	.25%

Health Sciences Opportunities Portfolio	Institutional Service Investor A Investor B Investor C R	0% 0% 0% .75% .75% .25%	0% .25% .25% .25% .25% .25%

Global Resources Portfolio	Institutional Service Investor A Investor B Investor C R	0% 0% 0% .75% .75% .25%	0% .25% .25% .25% .25% .25%

All-Cap Global Resources Portfolio	Institutional Service Investor A Investor B Investor C R	0% 0% 0% .75% .75% .25%	0% .25% .25% .25% .25% .25%

Global Opportunities Portfolio	Institutional Service Investor A Investor B Investor C R	0% 0% 0% .75% .75% .25%	0% .25% .25% .25% .25% .25%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)
Long Duration	Institutional	0%	0%
Bond Portfolio	BlackRock	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

“BlackRock Funds” and “Trustees of BlackRock Funds” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of “BlackRock Funds” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

Agreed to and accepted as of , 2006.

BLACKROCK FUNDSSM

By:
Name:
Title: